Exhibit 99.12

B 7 (Official Form 7) (12/07)

UNITED STATES BANKRUPTCY COURT

District of Maryland

In re:	Safety Tech International, Inc.	,	Case No.	09-15684
	Debtor			(if known)

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

“In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.

“Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1. Income from employment or operation of business

None ☐

State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

See Attachment SOFA 1 and 2

2. Income other than from employment or operation of business

None ☐

State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor’s business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

See Attachment SOFA 1 and 2

3. Payments to creditors

Complete a. or b., as appropriate, and c.

None ☒

a. Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None ☐

b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING

See Attachment SOFA 3b

None ☒

c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

4. Suits and administrative proceedings, executions, garnishments and attachments

None ☒

a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION

None ☒

b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ☒

List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

6. Assignments and receiverships

None ☒

a.  Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ☒

b.  List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE Of PROPERTY

7. Gifts

None ☒

List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

8. Losses

None ☒

List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

None ☒

List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYER IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

10. Other transfers

None ☒

a.     List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED

None ☒	b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OR OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR’S INTEREST IN PROPERTY

11. Closed financial accounts

None ☒

List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING

12. Safe deposit boxes

None ☒

List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

13. Setoffs

None ☒

List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

14. Property held for another person

None ☒	List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

15. Prior address of debtor

None ☒

If debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY

16. Spouses and Former Spouses

None ☒

If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

17. Environmental Information.

For the purpose of this question, the following definitions apply:

“Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

None ☒

a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☒

b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☒

c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

18. Nature, location and name of business

None ☒

a. If the debtor is an individual, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

NAME	LAST FOUR DIGITS OF SOCIAL-SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. (ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES

None ☒	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101.

NAME	ADDRESS

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor, or self-employed in a trade, profession, or other activity, either full- or part-time.

(An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19. Books, records and financial statements

None ☐	a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED

See Attachment SOFA 19a

None ☐

b. List all firms or individuals who within two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED

See Attachment SOFA 19b

None ☒

c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS

None ☒

d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED

20. Inventories

None ☐	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF INVENTORY	INVENTORY SUPERVISOR	DOLLAR AMOUNT OF INVENTORY (Specify cost, market or other basis)
01/05/2008	Dale Kline, Jr.	$1,678,498 (LCM)

01/02/2009	Dale Kline, Jr.	$2,757,128 (LCM)

None ☐	b. List the name and address of the person having possession of the records of each of the inventories reported in a., above.

DATE OF INVENTORY	NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY RECORDS
01/05/2008	Safety Tech International, Inc. 5703 Industry Lane

01/02/2009	Frederick, MD 21704-7227

21. Current Partners, Officers, Directors and Shareholders

None ☒	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

None ☐

b.  If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

NAME AND ADDRESS	TITLE	NATURE AND PERCENTAGE OF STOCK OWNERSHIP

See Attachment SOFA 21b

22. Former partners, officers, directors and shareholders

None ☒	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME	ADDRESS	DATE OF WITHDRAWAL

None ☐	b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION

Sean Hunt	Secretary	06/20/2008

23. Withdrawals from a partnership or distributions by a corporation

None ☒

If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS		AMOUNT OF MONEY
OF RECIPIENT,	DATE AND PURPOSE	OR DESCRIPTION
RELATIONSHIP TO DEBTOR	OF WITHDRAWAL	AND VALUE OF PROPERTY

24. Tax Consolidation Group.

None ☐

If the debtor is a corporation, list the name and federal taxpayer-identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER-IDENTIFICATION NUMBER (EIN)

TVI Corporation	52-1085536

25. Pension Funds.

None ☐

If the debtor is not an individual, list the name and federal taxpayer-identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER-IDENTIFICATION NUMBER (EIN)

TVI Corporation 401(k) Plan	52-1085536

* * * * * *

[If completed by an individual or individual and spouse]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct.

Signature
Date	of Debtor

Signature of
Joint Debtor
Date	(if any)

[If completed on behalf of a partnership or corporation]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date	05/05/2009	Signature	/s/ Sherri Voelkel

		Print Name and Title	Sherri Voelkel, Senior VP/CFO

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

_______continuation sheets attached

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any, of Bankruptcy Petition Preparer	Social-Security No. (Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social-security number of the officer, principal, responsible person, or partner who signs this document.

Address

Signature of Bankruptcy Petition Preparer	Date

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 18 U.S.C. § 156.

Safety Tech International, Inc.

Case No. 09-15684

SOFA 1 and 2

Income from employment or operation of the business

	Three Months Ended March 31, 2009 (1) (2)
		Safety
	TVI (3)	Tech	Signature	CAPA	Consolidated

Total revenue	$1,510,446	5,103,543	525,659	—	$7,139,649
Cost of good sold	1,307,812	3,933,668	266,503	—	5,507,983
Gross profit	202,634	1,169,875	259,156	—	1,631,665

Research and development	156,172	—	—	—	156,172
Selling, general and administrative expenses	1,225,921	1,137,347	746,761	—	3,110,029
Total operating expenses	1,382,093	1,137,347	746,761	—	3,266,201

Income (loss) before interest and taxes and other	(1,179,459)	32,528	(487,605)	—	(1,634,536)
Impairment charge	(200,248)	—	—	—	(200,248)
Interest expense, net	(505,717)	(5,345)	377	—	(510,685)
Income (loss) before income taxes	(1,885,423)	27,183	(487,228)	—	(2,345,468)
Income tax (expense) benefit	—	—	—	—	—
Net income (loss)	$(1,885,423)	27,183	(487,228)	—	$(2,345,468)

	Year Ended December 31, 2008 (1)
Total revenue	$10,604,710	16,814,376	10,494,603	—	$37,913,689
Cost of good sold	7,140,174	11,300,894	9,849,456	—	28,290,525
Gross profit	3,464,535	5,513,482	645,147	—	9,623,164

Research and development	740,633	593,176	—	—	1,333,809
Selling, general and administrative expenses	5,537,219	3,739,986	6,924,879	—	16,202,084
Total operating expenses	6,277,852	4,333,162	6,924,879	—	17,535,894

Income (loss) before interest and taxes and other	(2,813,317)	1,180,319	(6,279,732)	—	(7,912,730)
Gain on sale of assets	—	—	75,435	—	75,435
Impairment charge	(563,865)	(3,603,091)	(7,157,919)	—	(11,324,875)
Interest expense, net	(2,236,735)	(2)	4,193	—	(2,232,544)
Loss before income taxes	(5,613,917)	(2,422,774)	(13,358,023)	—	(21,394,714)
Income tax (expense) benefit	(499,202)	325,634	3,410,790	—	3,237,222
Net loss	$(5,114,715)	(2,748,408)	(16,768,813)	—	$(24,631,936)

	Year Ended December 31, 2007
Total revenue	$12,987,718	6,442,673	27,477,486	—	$46,907,877
Cost of good sold	9,489,980	4,475,754	25,558,149	—	39,523,883
Gross profit	3,497,738	1,966,919	1,919,337	—	7,383,994

Research and development	715,759	1,084,604	—	—	1,800,363
Selling, general and administrative expenses	7,739,535	2,997,544	12,262,820	—	22,999,899
Total operating expenses	8,455,294	4,082,148	12,262,820	—	24,800,262

Loss before interest and taxes and other	(4,957,557)	(2,115,229)	(10,343,483)	—	(17,416,268)

Gain on sale of assets	—	—	1,442,722	—	1,442,722
Impairment charge	—	(12,000,000)	(5,021,299)	—	(17,021,299)
Interest expense, net	36,923	955	(2,409,362)	—	(2,371,483)
Loss before income taxes	(4,920,633)	(14,114,273)	(16,331,422)	—	(35,366,329)
Income tax (expense) benefit	(1,969,761)	(821,803)	(2,955,268)		(5,746,833)
Net loss	$(2,950,872)	(13,292,470)	(13,376,154)	—	$(29,619,496)

(1)  Financial statements are unaudited for the 3 Months Ended March 31, 2009 and the Year Ended December 31, 2008.

(2)  Income tax (expense) benefit for the 3 Months Ended March 31, 2009 is pending.

(3)  Includes all corporate overhead.

Safety Tech International, Inc.

Case No. 09-15684

SOFA 3b

Payments to Creditors

Name of Creditor	Address	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		02/04/09	$20.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		02/04/09	20.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		02/23/09	350.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/02/09	20.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		02/04/09	298.20
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		02/04/09	7.50
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		02/09/09	277.20
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/02/09	712.20
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/18/09	1,954.80
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/10/09	150.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		01/28/09	40.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		01/28/09	100.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/03/09	40.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/03/09	40.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/07/09	140.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/07/09	100.00
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		01/15/09	291.20
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		01/15/09	964.20
American Airlines	PO Box 619612, MD2400	DFW Airport	TX	75261-9612		03/30/09	349.00
Total - American Airlines							5,874.30
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		01/22/09	7,210.96
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		02/03/09	5,165.59
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		02/04/09	6,106.14
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		02/23/09	4,998.09
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		03/05/09	6,357.01
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		03/16/09	4,989.04
American Funds	8332 Woodfield Crossing Blvd	Indianapolis	IN	46240		03/31/09	5,256.22
American Funds							40,083.05
Allegheny Power	800 Cabin Hill Drive	Greensburg	PA	15606-0001		1/14/2009	2,381.23
Allegheny Power	800 Cabin Hill Drive	Greensburg	PA	15606-0001		2/25/2009	3,700.68
Allegheny Power	800 Cabin Hill Drive	Greensburg	PA	15606-0001		3/16/2009	31.71
Allegheny Power							6,113.62
Calgon Carbon Corporation	23713 Network Place	Chicago	IL	60673-1237		2/2/2009	212,396.00
Calgon Carbon Corporation	23713 Network Place	Chicago	IL	60673-1237		2/27/2009	202,693.00
Calgon Carbon Corporation	23713 Network Place	Chicago	IL	60673-1237		3/26/2009	202,693.00
Calgon Carbon Corporation							617,782.00
Cell-Con, Inc.	305 Commerce Drive #300	Exton	PA	19341		2/27/2009	27,975.20
Cell-Con, Inc.	305 Commerce Drive #300	Exton	PA	19341		1/20/2009	64,344.00
Cell-Con, Inc.	305 Commerce Drive #300	Exton	PA	19341		1/29/2009	26,117.50
Cell-Con, Inc.	305 Commerce Drive #300	Exton	PA	19341		3/16/2009	59,436.84
Cell-Con, Inc.							177,873.54
Don Wilson Consulting	7459 Covent Wood Court	Annandale	VA	22003		1/23/2009	10,000.00
Don Wilson Consulting	7459 Covent Wood Court	Annandale	VA	22003		2/3/2009	25,000.00
Don Wilson Consulting	7459 Covent Wood Court	Annandale	VA	22003		2/18/2009	15,000.00
Don Wilson Consulting							50,000.00
Graco Ohio Inc	13652 Collections Center Dr.	Chicago	IL	60693		1/20/2009	8,839.78
Graco Ohio Inc							8,839.78
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/13/09	129.71
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/13/09	243.07

1

Safety Tech International, Inc.

Case No. 09-15684

SOFA 3b

Payments to Creditors

Name of Creditor	Address	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/13/09	243.07
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/16/09	145.47
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/20/09	349.31
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/23/09	114.28
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/10/09	335.64
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/20/09	117.90
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/23/09	161.47
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/23/09	158.47
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/30/09	512.31
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/31/09	94.35
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/27/09	111.87
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/10/09	104.97
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/10/09	110.80
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/07/09	110.39
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/12/09	139.32
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/12/09	139.32
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/08/09	123.17
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/08/09	123.17
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/05/09	145.94
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/08/09	176.56
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/11/09	134.47
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/12/09	135.28
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/19/09	620.88
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/20/09	852.56
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/25/09	109.89
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/25/09	90.63
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/26/09	86.11
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/26/09	86.11
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/21/09	124.20
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/11/09	117.33
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/11/09	117.33
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/14/09	198.70
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/14/09	198.70
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		01/14/09	198.70
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/13/09	132.10
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/17/09	138.87
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/18/09	277.74
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/18/09	293.14
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		03/18/09	293.14
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/11/09	138.88
Hampton Inn	15202 Major Lansdale Blvd	Bowie	MD	20716		02/24/09	199.92
Hampton Inn							8,435.24
Helen Bentley & Associates, In	408 Chapelwood Lane	Lutherville	MD	21093-2816		1/23/2009	15,000.00
Helen Bentley & Associates, In	408 Chapelwood Lane	Lutherville	MD	21093-2816		2/18/2009	10,565.52
Helen Bentley & Associates, In							25,565.52
IMR Group Inc.	P.O Box 810	Severna Park	MD	21146		1/23/2009	9,900.00
IMR Group Inc.							9,900.00
Lydall Filtration/Separation,	Dept. 100012, P.O Box 150473	Hartford	CT	06115-0473		1/20/2009	35,432.00
Lydall Filtration/Separation,	Dept. 100012, P.O Box 150473	Hartford	CT	06115-0473		2/18/2009	34,881.03

2

Safety Tech International, Inc.

Case No. 09-15684

SOFA 3b

Payments to Creditors

Name of Creditor	Address	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
Lydall Filtration/Separation,	Dept. 100012, P.O Box 150473	Hartford	CT	06115-0473		3/12/2009	34,152.75
Lydall Filtration/Separation,							104,465.78
Markoff Industries, Inc.	12340 Montague Street	Pacoima	CA	91331		1/20/2009	10,803.20
Markoff Industries, Inc.							10,803.20
Masternet LTD	690 Gana Ct.	Mississauga	ON	L5S1P2	Canada	3/12/2009	16,996.60
Masternet LTD							16,996.60
Maxon Precision Motors	File 30499, PO Box 60000	San Francisco	CA	94160		1/20/2009	27,801.72
Maxon Precision Motors	File 30499, PO Box 60000	San Francisco	CA	94160		3/16/2009	27,803.90
Maxon Precision Motors							55,605.62
Memar Corporation	5705 Industry Lane	Frederick	MD	21704		2/2/2009	28,030.00
Memar Corporation							28,030.00
Micro Mo	14881 Evergreen Ave.	Clearwater	FL	33762-3008		01/28/09	9,377.58
Micro Mo							9,377.58
Ottawa Mould Craft, LTD.	2510 Don Reid Drive	Ottawa	ON	K1H1E1	Canada	3/12/2009	47,132.91
Ottawa Mould Craft, LTD.	2510 Don Reid Drive	Ottawa	ON	K1H1E1	Canada	1/20/2009	45,230.44
Ottawa Mould Craft, LTD.	2510 Don Reid Drive	Ottawa	ON	K1H1E1	Canada	2/4/2009	149,945.90
Ottawa Mould Craft, LTD.	2510 Don Reid Drive	Ottawa	ON	K1H1E1	Canada	2/25/2009	148,963.57
Ottawa Mould Craft, LTD.	2510 Don Reid Drive	Ottawa	ON	K1H1E1	Canada	3/25/2009	84,209.97
Ottawa Mould Craft, LTD.							475,482.79
RMS Technologies	7410 Coca Cola Drive, Suite 202	Hanover	MD	21076		3/12/2009	22,739.91
RMS Technologies							22,739.91
Royal Adhesives & Sealants	P.O Box 1641	Albany	NY	12201		3/12/2009	4,605.00
Royal Adhesives & Sealants	P.O Box 1641	Albany	NY	12201		3/18/2009	15,420.00
Royal Adhesives & Sealants							20,025.00
Royal Case Co., Inc.	P.O Box 2027	Sherman	TX	75091		1/20/2009	11,833.50
Royal Case Co., Inc.							11,833.50
Saft America, Inc.	P.O Box 845047	Boston	MA	02284-5047		2/10/2009	36,300.00
Saft America, Inc.							36,300.00
Safety Tech AG/LTD	Frohburgstrasse 20a	Zurich		8006	Switzerland	1/23/2009	12,500.00
Safety Tech AG/LTD	Frohburgstrasse 20a	Zurich		8006	Switzerland	1/30/2009	12,500.00
Safety Tech AG/LTD	Frohburgstrasse 20a	Zurich		8006	Switzerland	1/16/2009	25,000.00
Safety Tech AG/LTD	Frohburgstrasse 20a	Zurich		8006	Switzerland	2/24/2009	20,547.00
Safety Tech AG/LTD							70,547.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/30/09	25.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/15/09	25.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/16/09	25.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/20/09	25.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/09/09	50.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/12/09	50.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/02/09	144.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/08/09	113.10
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/13/09	235.90
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/19/09	367.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/19/09	175.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/21/09	209.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/04/09	161.60
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/06/09	69.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/23/09	139.20

3

Safety Tech International, Inc.

Case No. 09-15684

SOFA 3b

Payments to Creditors

Name of Creditor	Address	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/05/09	509.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/08/09	113.10
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/11/09	418.30
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/13/09	481.90
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/27/09	(288.00)
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/13/09	405.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/13/09	488.30
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/15/09	143.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/21/09	215.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		01/24/09	279.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/03/09	509.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/04/09	125.60
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/19/09	119.20
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		02/20/09	30.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/04/09	373.40
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/11/09	80.00
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/15/09	422.90
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/17/09	426.40
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/17/09	426.40
Southwest Airlines	PO Box 36647	Dallas	TX	75235-1647		03/25/09	368.20
Southwest Airlines							7,461.10
Tessy Plastics	231 Jefferson Ridge Parkway	Lynchburg	VA	24501		1/20/2009	16,115.46
Tessy Plastics							16,115.46
Texel a division of ADS Inc.	1300, 2e rue- Parc Industrial	Sainte-Marie	QC	G6E1G8	Canada	1/20/2009	8,163.90
Texel a division of ADS Inc.							8,163.90
Treasurer of the United States	1 Rock Island Arsenal	Rock Island	IL	61299-6500		1/20/2009	26,006.00
Treasurer of the United States							26,006.00
Washington Gas	1800 N. Market Street, PO Box 17	Frederick	MD	21705-0170		1/14/2009	2,485.55
Washington Gas	1800 N. Market Street, PO Box 17	Frederick	MD	21705-0170		2/24/2009	2,957.24
Washington Gas	1800 N. Market Street, PO Box 17	Frederick	MD	21705-0170		3/16/2009	2,499.98
Washington Gas							7,942.77
Way Out West	1440 W. 135th Street	Gardena	CA	90249		1/20/2009	9,110.00
Way Out West	1440 W. 135th Street	Gardena	CA	90249		3/4/2009	4,090.00
Way Out West	1440 W. 135th Street	Gardena	CA	90249		3/12/2009	450.00
Way Out West							13,650.00
Total							$1,892,013.26

4

Safety Tech International, Inc.

Case No. 09-15684

SOFA 19a

Books, records and financial statements

Dates Services
Name	Address	City	State	Zip	Rendered
Abiola Akinmboni					11/08/05 - Current
Ann Marie Bratburd					11/01/06 - Current
Monique L Cates					11/01/06 - Current
Julianna Geng					11/01/06 - Current
Sandra I Hamilton					11/08/05 - Current
Nancy Kline					11/08/05 - Current
Dale Kline Jr					11/08/05 - Current
Dale Kline Sr					11/08/05 - Current
Sandra Durham Loveless					09/03/08 - Current
Michelle Lyle					07/30/08 - Current
Leslie Reese					08/29/07 - Current
Deborah Rinder					07/28/08 - Current
Sherri Voelkel					02/13/06 - Current
Maria Batong					12/04/06 - 07/18/08
Michael Fooksman					11/23/05 - 03/20/09
George J. Roberts					11/08/05 - 01/08/08
Louis Valentine					10/15/07 - 02/05/08

Safety Tech International, Inc.

Case No. 09-15684

SOFA 19b

Books, records and financial statements

Name	Address1	Address2	City	State	Zip	Dates Services Rendered
Hudson Global Resources	9520 Berger Road	Suite 110	Columbia	MD	21046	2/2008 - 9/2008
Jefferson Wells	400 E Pratt Street		Baltimore	MD	21202	5/2007 - 10/2007
Stegman & Company	405 E Joppa Road	Suite 100	Baltimore	MD	21286	Prior to 4/1/2007 - 3/2009

Safety Tech International, Inc.

Case No. 09-15684

SOFA 21b

Current Partners, Officers, Directors and Shareholders

Nature and
Percentage of
Name	Address	City	State	Zip Code	Country	Title	Stock Ownership
Harley Hughes						President
Sherri Voelkel						Treasurer & Secretary
TVI Corporation	7100 Holladay Tyler Road	Glenn Dale	MD	20769			100.0%